Exhibit 99.4
THIRD AMENDMENT TO CREDIT AGREEMENT
     This THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is entered into as of March 14, 2008, among SIMS GROUP USA HOLDINGS CORPORATION, a Delaware corporation, formerly known as Sims Hugo Neu Corporation (the “Company”), SIMS GROUP GLOBAL TRADE CORPORATION, a Delaware corporation, successor by merger to Sims Hugo Neu Global Trade LLC (“Global Trade”), HNE RECYCLING LLC, a Delaware limited liability company (“HNE Recycling”), HNW RECYCLING LLC, a Delaware limited liability company (“HNW Recycling”), SIMSMETAL EAST LLC, a Delaware limited liability company, successor to Sims Hugo Neu East (General Partnership), a New York general partnership (“SHN East”), SIMSMETAL WEST LLC, a Delaware limited liability company, successor to Sims Hugo Neu West (General Partnership), a California general partnership (“SHN West”), SIMS GROUP USA CORPORATION, a Delaware corporation (“Sims USA”), METAL MANAGEMENT, INC., a Delaware corporation (“Metal Management”), MM METAL DYNAMICS HOLDINGS, INC., a Delaware corporation (“MM Dynamics”), METAL MANAGEMENT MIDWEST, INC., an Illinois corporation (“MM Midwest”), METAL MANAGEMENT OHIO, INC., an Ohio corporation (“MM Ohio”), METAL MANAGEMENT S&A HOLDINGS, INC., a Delaware corporation (“MM S&A”), METAL MANAGEMENT WEST COAST HOLDINGS, INC., a Delaware corporation (“MM West Coast”), METAL MANAGEMENT PROLER SOUTHWEST, INC., a Delaware corporation (“MM Proler Southwest”), PROLER SOUTHWEST GP, INC., a Delaware corporation (“MM Southwest GP”), NAPORANO IRON & METAL, INC., a Delaware corporation (“Naporano”), METAL MANAGEMENT NORTHEAST, INC., a New Jersey corporation (“MM Northeast”), and METAL MANAGEMENT NEW HAVEN, INC., a Delaware corporation (“MM New Haven”), CIM TRUCKING, INC., an Illinois corporation (“CIM”), METAL MANAGEMENT ALABAMA, INC., a Delaware corporation (“MM Alabama”), METAL MANAGEMENT ARIZONA, L.L.C., an Arizona limited liability company (“MM Arizona”), METAL MANAGEMENT CONNECTICUT, INC., a Delaware corporation (“MM Connecticut”), METAL MANAGEMENT INDIANA, INC., an Illinois corporation (“MM Indiana”), METAL MANAGEMENT MEMPHIS, L.L.C., a Tennessee limited liability company (“MM Memphis”), METAL MANAGEMENT MISSISSIPPI, INC., a Delaware corporation (“MM Mississippi”), METAL MANAGEMENT PITTSBURGH, INC., a Delaware corporation (“MM Pittsburgh”), METAL MANAGEMENT WEST, INC., a Colorado corporation (“MM West”), NEW YORK RECYCLING VENTURES, INC., a Delaware corporation (“NY Recycling”), PROLER SOUTHWEST LP, a Texas limited partnership (“Proler Southwest”), RESERVE IRON & METAL LIMITED PARTNERSHIP, a Delaware limited partnership (“Reserve”), METAL DYNAMICS LLC, a Delaware limited liability company (“Metal Dynamics”), METAL DYNAMICS DETROIT LLC, a Delaware limited liability company (“MD Detroit”), METAL DYNAMICS INDIANAPOLIS LLC, a Delaware limited liability company (“MD Indianapolis”, and together with the Company, Global Trade, HNE Recycling, HNW Recycling, SHN East, SHN West, Sims USA, Metal Management, MM Dynamics, MM Midwest, MM Ohio, MM S&A, MM West Coast, MM Proler Southwest, MM Southwest GP, Naporano, MM Northeast, MM New Haven, CIM, MM Alabama, MM Arizona, MM Connecticut, MM Indiana, MM Memphis, MM Mississippi, MM Pittsburgh, MM West, NY Recycling, Proler Southwest, Reserve, Metal Dynamics and MD Detroit, collectively, the “Borrowers” individually, a “Borrower”), and BANK OF AMERICA, N.A., a national banking association (the “Lender”).
RECITALS
     A. The Borrowers and the Lender are each a party to that certain Credit Agreement dated as of September 12, 2006, as amended by that certain Amendment to Credit Agreement dated as of October 4, 2006, and by that certain Second Amendment to Credit Agreement dated as of December 31, 2007 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), pursuant to which and subject to the terms and conditions therein contained, the Lender agreed to make Loans to, and issue Letters of Credit for the account of, the Borrowers.
     B. Immediately prior to the execution and delivery of this Amendment, each of Metal Management, MM Dynamics, MM Midwest, MM Ohio, MM S&A, MM West Coast, MM Proler Southwest, MM Southwest GP, Naporano, MM Northeast and MM New Haven, CIM, MM Alabama, MM Arizona, MM Connecticut, MM Indiana,

MM Memphis, MM Mississippi, MM Pittsburgh, MM West, NY Recycling, Proler Southwest, Reserve, Metal Dynamics, MD Detroit and MD Indianapolis (collectively, the “Metal Management Parties” individually, a “Metal Management Party”) executed and delivered to the Lender a Designated Borrower Request and Assumption Agreement and the Lender executed and delivered to the Company a Designated Borrower Notice, pursuant to which each of the Metal Management Parties became a Borrower under the Credit Agreement.
     C. The Borrowers have requested that the Lender agree to increase the amount of the Commitment from $75,000,000 to $200,000,000, which the Lender has agreed to do, subject to the terms and conditions of this Amendment.
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the parties agree as follows:
AGREEMENT
     1. Definitions; Interpretation. All capitalized terms used in this Amendment and not otherwise defined herein have the meanings specified in the Credit Agreement. The rules of construction and interpretation specified in Section 1.02 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference.
     2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) Amendment to Definition. In Section 1.01, the definition of “Commitment” is amended and restated to read as follows:
     “Commitment” means the obligation of the Lender to make Loans and L/C Credit Extensions hereunder in an aggregate principal amount at any one time not to exceed the amount of $200,000,000, as such amount may be adjusted from time to time in accordance with this Agreement.
     (b) Amendments to Schedule 5.12. Schedule 5.12 to the Credit Agreement is hereby deleted and replaced with Schedule 5.10 attached hereto.
     (c) Amendments to Schedule 10.02. Schedule 10.02 to the Credit Agreement is hereby amended and restated as set forth in Schedule 10.02 attached hereto.
     3. Conditions to Effectiveness of Amendment. Notwithstanding anything contained herein to the contrary, this Amendment shall become effective as of the date that all of the following conditions are fully satisfied; provided that such conditions are fully satisfied on or before March 31, 2008:
     (a) Delivery of Amendment. Each Borrower and the Lender shall have executed and delivered counterparts of this Amendment to the Lender, sufficient in number for distribution to the Company and the Lender;
     (b) Designated Borrower Request and Assumption Agreement. Each Metal Management Party shall have executed and delivered to the Lender a Designated Borrower Request and Assumption Agreement in the form of Annex 1 hereto (the “Designated Borrower Request and Assumption Agreement”), sufficient in number for distribution to the Company and the Lender;
     (c) Designated Borrower Notice. The Lender shall have executed and delivered to the Company a Designated Borrower Notice in the form of Annex 2 hereto (the “Designated Borrower Notice”), sufficient in number for distribution to the Company and the Lender;
     (d) Notes. Each Borrower (other than a Metal Management Party) shall have executed and delivered to the Lender a Note in the form of Annex 3 hereto and each Metal Management Party shall have executed and delivered to the Lender a Note in the form of Annex 4 hereto (the “Notes”);
     (e) Consent of Parent. Sims Group Limited, a corporation registered in the State of Victoria,

Commonwealth of Australia (the “Parent”), shall have executed and delivered to the Lender a Consent of Guarantor in the form of Annex 5 hereto (the “Parent Consent”), sufficient in number for distribution to the Company and the Lender;
     (f) Authorization. The Lender shall have received the following, each in form and substance and dated as of a date satisfactory to the Lender and its legal counsel:
     (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party, including each Metal Management Party, as the Lender may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Designated Borrower Request and Assumption Agreement, the Notes, the Parent Consent and the other Loan Documents to which such Loan Party, including such Metal Management Party, is a party; and
     (ii) such evidence as the Lender may reasonably require to verify that each Loan Party, including each Metal Management Party, is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of each Loan Party’s, including each Metal Management Party’s, Organization Documents, certificates of good standing and/or qualification to engage in business.
     (g) Opinions of Counsel. The Lender shall have received a favorable opinions of Baker & McKenzie LLP, counsel to the Loan Parties, including the Metal Management Parties, addressed to the Lender, as to such matters concerning the Loan Parties, including the Metal Management Parties, this Amendment, the Designated Borrower Request and Assumption Agreement, the Metal Management Notes, the Parent Consent and the other Loan Documents to which the Loan Parties, including the Metal Management Parties, are a party as the Lender may reasonably request;
     (h) Metal Management Merger. The Lender shall have received evidence satisfactory to it that MMI Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Parent, has merged with and into Metal Management, with Metal Management continuing as the surviving corporation and a direct wholly-owned subsidiary of the Parent; and
     (i) LaSalle Credit Agreement. The Lender shall have received evidence satisfactory to it that the Amended and Restated Credit Agreement dated as of May 9, 2006 among Metal Management and those of its subsidiaries a party thereto, as borrowers, the financial institutions a party thereto, as lenders, Metal Management, as funds administrator, and LaSalle Bank National Association, as agent, with Charter One Bank, N.A. and Sovereign Bank, as co-syndication agents, and PNC Bank National Association and National City Bank of the Midwest, as co documentation agents, has been terminated and all Liens securing obligations under such Amended and Restated Credit Agreement have been released;
     (j) Payment of Expenses. Unless waived by the Lender, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Lender (directly to such counsel if requested by the Lender) to the extent invoiced prior to or on the effective date of this Amendment, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Lender);
     (k) Representations True; No Default. The representations of the Borrowers as set forth in Article V of the Credit Agreement shall be true on and as of the date of this Amendment with the same force and effect as if made on and as of this date or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. No Event of Default and no event which, with notice or lapse of time or both, would constitute an Event of Default, shall have occurred and be continuing or will occur as a result of the execution of this Amendment; and
     (l) Other Documents. The Lender shall have received such other documents, instruments, and undertakings as the Lender may reasonably request.

     4. Representations and Warranties. The Borrowers hereby represent and warrant to the Lender that each of the representations and warranties set forth in Article V of the Credit Agreement is true and correct as if made on and as of the date of this Amendment or, if any such representation or warranty is stated to have been made as of or with respect to a specific date, as of or with respect to such specific date. The Borrowers expressly agree that it shall be an additional Event of Default under the Credit Agreement if any representation or warranty made by the Borrowers hereunder shall prove to have been incorrect in any material respect when made.
     5. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement, the Notes and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder.
     6. Reservation of Rights. The Borrowers acknowledge and agree that the execution and delivery by the Lender of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Lender to forbear or execute similar amendments under the same or similar circumstances in the future.
     7. Miscellaneous.
     (a) Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     (b) Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     (c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SIMS GROUP USA HOLDINGS CORPORATION, formerly known as Sims Hugo Neu Corporation

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

SIMS GROUP GLOBAL TRADE CORPORATION, successor by merger to Sims Hugo Neu Global Trade LLC

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

HNE RECYCLING LLC

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

HNW RECYCLING LLC

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

SIMSMETAL EAST LLC, successor to Sims Hugo Neu East (General Partnership)

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

SIMSMETAL WEST LLC, successor to Sims Hugo Neu West (General Partnership)

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

SIMS GROUP USA CORPORATION

By:	/s/ Myles Partridge
Name: Myles Partridge
Title: Executive Vice President & Chief Financial Officer

METAL MANAGEMENT, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Executive Vice President and Chief Financial Officer

MM METAL DYNAMICS HOLDINGS, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT MIDWEST, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT OHIO, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT S&A HOLDINGS, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT WEST COAST HOLDINGS, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT PROLER SOUTHWEST, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

PROLER SOUTHWEST GP, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

NAPORANO IRON & METAL, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT NORTHEAST, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT NEW HAVEN, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

CIM TRUCKING, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT ALABAMA, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT ARIZONA, L.L.C.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT CONNECTICUT, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT INDIANA, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT MEMPHIS, L.L.C.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT MISSISSIPPI, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT PITTSBURGH, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL MANAGEMENT WEST, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

NEW YORK RECYCLING VENTURES, INC.

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

PROLER SOUTHWEST LP

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

RESERVE IRON & METAL LIMITED PARTNERSHIP

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL DYNAMICS LLC

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL DYNAMICS DETROIT LLC

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

METAL DYNAMICS INDIANAPOLIS LLC

By:	/s/ Robert C. Larry
Name: Robert C. Larry
Title: Vice President

BANK OF AMERICA, N.A.

By:	/s/ Timothy G. Holsapple
Name: Timothy G. Holsapple
Title: Senior Vice President

SCHEDULE 5.10
SUBSIDIARIES, OTHER EQUITY INVESTMENTS
AND EQUITY INTERESTS IN THE BORROWERS
     Part (a). Subsidiaries.

	Borrower	Subsidiary	Ownership of Subsidiaries
1.	Sims Group USA Holdings Corporation	SHN Co., LLC	Sims Group USA Holdings Corporation (100%)

		HNE Recycling LLC	Sims Group USA Holdings Corporation (100%)

		Sims Group USA Corporation	Sims Group USA Holdings Corporation (100%)

		HNW Recycling LLC	SHN Co., LLC (100%)

		Sims Group Global Trade Corporation	HNE Recycling LLC (100%)

		Simsmetal West LLC	HNW Recycling LLC (50%), HNE Recycling LLC (50%)

		Simsmetal East LLC	HNW Recycling LLC (50%), HNE Recycling LLC (50%)

		Dover Barge Company	HNW Recycling LLC (50%), HNE Recycling LLC (50%)

		North Carolina Resource Conservation LLC	HNW Recycling LLC (50%), HNE Recycling LLC (50%)

		Schiabo Larovo Corporation	Simsmetal East LLC (100%)

2.	Sims Group Global Trade Corporation	None	N/A

3.	HNE Recycling LLC	Sims Group Global Trade Corporation	HNE Recycling LLC (100%)

4.	HNW Recycling LLC	None	N/A

5.	Simsmetal East LLC	Schiabo Larovo Corporation	Simsmetal East LLC (100%)

6.	Simsmetal West LLC	None	N/A

7.	Sims Group USA Corporation	None	N/A

8.	Metal Management, Inc.	MM Metal Dynamics Holdings, Inc.	Metal Management, Inc. (100%)

		Metal Management Midwest, Inc.	Metal Management, Inc. (100%)

		Metal Management Ohio, Inc.	Metal Management, Inc. (100%)

		Metal Management S&A Holdings, Inc.	Metal Management, Inc. (100%)

		Metal Management West Coast Holdings, Inc.	Metal Management, Inc. (100%)

Borrower	Subsidiary	Ownership of Subsidiaries

	Metal Management Proler Southwest, Inc.	Metal Management, Inc. (100%)

	Proler Southwest GP, Inc.	Metal Management, Inc. (100%)

	Naporano Iron & Metal, Inc.	Metal Management, Inc. (100%)

	Metal Management Northeast, Inc.	Metal Management, Inc. (100%)

	Metal Management New Haven, Inc.	Metal Management, Inc. (100%)

	CIM Trucking, Inc.	Metal Management Midwest, Inc. (100%)

	Metal Management Aerospace, Inc.	Metal Management S&A Holdings, Inc. (100%)

	Metal Management Alabama, Inc.	Proler Southwest LP (100%)

	Metal Management Arizona, L.L.C.	Metal Management West Coast Holdings, Inc. (100%)

	Metal Management Connecticut, Inc.	Metal Management Northeast, Inc. (100%)

	Metal Management Indiana, Inc.	Metal Management Midwest, Inc. (100%)

	Metal Management Memphis, L.L.C.	Metal Management Midwest, Inc. (100%)

	Metal Management Mississippi, Inc.	Proler Southwest LP (100%)

	Metal Management Pittsburgh, Inc.	Metal Management S&A Holdings, Inc. (100%)

	Metal Management West, Inc.	Metal Management West Coast Holdings, Inc. (100%)

	New York Recycling Ventures, Inc.	Metal Management Northeast, Inc. (100%)

	Proler Southwest LP	Metal Management Proler Southwest, Inc. (99%) (LP) Proler Southwest GP, Inc. (1%) (GP)

	Reserve Iron & Metal Limited Partnership	Metal Management, Inc. (75%) (LP) Metal Management Ohio, Inc. (25%) (GP)

	Metal Dynamics LLC	MM Metal Dynamics Holdings, Inc. (100%)

	Metal Dynamics Detroit LLC	Metal Dynamics LLC (100%)

	Metal Dynamics Indianapolis LLC	Metal Dynamics LLC (100%)

	Borrower	Subsidiary	Ownership of Subsidiaries
9.	MM Metal Dynamics Holdings, Inc.	Metal Dynamics LLC	MM Metal Dynamics Holdings, Inc. (100%)

		Metal Dynamics Detroit LLC	Metal Dynamics LLC (100%)

		Metal Dynamics Indianapolis LLC	Metal Dynamics LLC (100%)

10.	Metal Management Midwest, Inc.	CIM Trucking, Inc.	Metal Management Midwest, Inc. (100%)

		Metal Management Indiana, Inc.	Metal Management Midwest, Inc. (100%)

		Metal Management Memphis, L.L.C.	Metal Management Midwest, Inc. (100%)

11.	Metal Management Ohio, Inc.	Reserve Iron & Metal Limited Partnership	Metal Management, Inc. (75%) (LP) Metal Management Ohio, Inc. (25%) (GP)

12.	Metal Management S&A Holdings, Inc.	Metal Management Aerospace, Inc.	Metal Management S&A Holdings, Inc. (100%)

		Metal Management Pittsburgh, Inc.	Metal Management S&A Holdings, Inc. (100%)

13.	Metal Management West Coast Holdings, Inc.	Metal Management Arizona, L.L.C.	Metal Management West Coast Holdings, Inc. (100%)

		Metal Management West, Inc.	Metal Management West Coast Holdings, Inc. (100%)

14.	Metal Management Proler Southwest, Inc.	Proler Southwest LP	Metal Management Proler Southwest, Inc. (99%) (LP) Proler Southwest GP, Inc. (1%) (GP)

		Metal Management Mississippi, Inc.	Proler Southwest LP (100%)

		Metal Management Alabama, Inc.	Proler Southwest LP (100%)

15.	Proler Southwest GP, Inc.	Proler Southwest LP	Metal Management Proler Southwest, Inc. (99%) (LP) Proler Southwest GP, Inc. (1%) (GP)

		Metal Management Alabama, Inc.	Proler Southwest LP (100%)

		Metal Management Mississippi, Inc.	Proler Southwest LP (100%)

16.	Naporano Iron & Metal, Inc.	None	N/A

17.	Metal Management Northeast, Inc.	Metal Management Connecticut, Inc.	Metal Management Northeast, Inc. (100%)

		New York Recycling Ventures, Inc.	Metal Management Northeast, Inc. (100%)

	Borrower	Subsidiary	Ownership of Subsidiaries
18.	Metal Management New Haven, Inc.	None	N/A

19.	CIM Trucking, Inc.	None	N/A

20.	Metal Management Alabama, Inc.	None	N/A

21.	Metal Management Arizona, L.L.C.	None	N/A

22.	Metal Management Connecticut, Inc.	None	N/A

23.	Metal Management Indiana, Inc.	None	N/A

24.	Metal Management Memphis, L.L.C.	None	N/A

25.	Metal Management Mississippi, Inc.	None	N/A

26.	Metal Management Pittsburgh, Inc.	None	N/A

27.	Metal Management West, Inc.	None	N/A

28.	New York Recycling Ventures, Inc.	None	N/A

29.	Proler Southwest LP	Metal Management Alabama, Inc.	Proler Southwest LP (100%)

		Metal Management Mississippi, Inc.	Proler Southwest LP (100%)

30.	Reserve Iron & Metal Limited Partnership	None	N/A

31.	Metal Dynamics LLC	None	N/A

32.	Metal Dynamics Detroit LLC	None	N/A

33.	Metal Dynamics Indianapolis LLC	None	N/A
     Part (b). Other Equity Investments.

	Borrower	Other Entities (% owned by Borrower)

1.	Sims Group USA Holdings Corporation	None

2.	Sims Group Global Trade Corporation	None

3.	HNE Recycling LLC	Dover Barge Company (50%) Simsmetal East LLC (50%) North Carolina Resource Conservation LLC (50%) Simsmetal West LLC (50%)

4.	HNW Recycling LLC	Dover Barge Company (50%) Simsmetal East LLC (50%) North Carolina Resource Conservation LLC (50%) Simsmetal West LLC (50%)

	Borrower	Other Entities (% owned by Borrower)
5.	Simsmetal East LLC	None

6.	Simsmetal West LLC	SA Recycling LLC (50%)

7.	Sims Group USA Corporation	None

8.	Metal Management, Inc.	None

9.	MM Metal Dynamics Holdings, Inc.	None

10.	Metal Management Midwest, Inc.	Rondout Iron & Metal Company, LLC (50%) Metal Management Nashville, LLC (50%)

11.	Metal Management Ohio, Inc.	None

12.	Metal Management S&A Holdings, Inc.	None

13.	Metal Management West Coast Holdings, Inc.	None

14.	Metal Management Proler Southwest, Inc.	None

15.	Proler Southwest GP, Inc.	None

16.	Naporano Iron & Metal, Inc.	Port Albany Ventures LLC (50%)

17.	Metal Management Northeast, Inc.	None

18.	Metal Management New Haven, Inc.	None

19.	CIM Trucking, Inc.	None

20.	Metal Management Alabama, Inc.	None

21.	Metal Management Arizona, L.L.C.	None

22.	Metal Management Connecticut, Inc.	None

23.	Metal Management Indiana, Inc.	None

24.	Metal Management Memphis, L.L.C.	None

25.	Metal Management Mississippi, Inc.	None

26.	Metal Management Pittsburgh, Inc.	None

27.	Metal Management West, Inc.	None

28.	New York Recycling Ventures, Inc.	None

29.	Proler Southwest LP	None

	Borrower	Other Entities (% owned by Borrower)
30.	Reserve Iron & Metal Limited Partnership	None

31.	Metal Dynamics LLC	None

32.	Metal Dynamics Detroit LLC	None

33.	Metal Dynamics Indianapolis LLC	None
     Part (c). Owners of Equity Interests in the Borrowers.

	Borrower	Parent (% owned by Parent)
1.	Sims Group USA Holdings Corporation	Sims Group Limited (100%)

2.	Sims Group Global Trade Corporation	HNE Recycling LLC (100%)

3.	HNE Recycling LLC	Sims Group USA Holdings Corporation (100%)

4.	HNW Recycling LLC	SHN Co., LLC (100%)

5.	Simsmetal East LLC	HNE Recycling LLC (50%) HNW Recycling LLC (50%)

6.	Simsmetal West LLC	HNE Recycling LLC (50%) HNW Recycling LLC (50%)

7.	Sims Group USA Corporation	Sims Group USA Holdings Corporation (100%)

8.	Metal Management, Inc.	Sims Group Limited (100%)

9.	MM Metal Dynamics Holdings, Inc.	Metal Management, Inc. (100%)

10	Metal Management Midwest, Inc.	Metal Management, Inc. (100%)

11.	Metal Management Ohio, Inc.	Metal Management, Inc. (100%)

12.	Metal Management S&A Holdings, Inc.	Metal Management, Inc. (100%)

13.	Metal Management West Coast Holdings, Inc.	Metal Management, Inc. (100%)

14.	Metal Management Proler Southwest, Inc.	Metal Management, Inc. (100%)

15.	Proler Southwest GP, Inc.	Metal Management, Inc. (100%)

16.	Naporano Iron & Metal, Inc.	Metal Management, Inc. (100%)

17.	Metal Management Northeast, Inc.	Metal Management, Inc. (100%)

18.	Metal Management New Haven, Inc.	Metal Management, Inc. (100%)

19.	CIM Trucking, Inc.	Metal Management Midwest, Inc. (100%)

20.	Metal Management Alabama, Inc.	Proler Southwest LP (100%)

21.	Metal Management Arizona, L.L.C.	Metal Management West Coast Holdings, Inc. (100%)

	Borrower	Parent (% owned by Parent)

22.	Metal Management Connecticut, Inc.	Metal Management Northeast, Inc. (100%)

23.	Metal Management Indiana, Inc.	Metal Management Midwest, Inc. (100%)

24.	Metal Management Memphis, L.L.C.	Metal Management Midwest, Inc. (100%)

25.	Metal Management Mississippi, Inc.	Proler Southwest LP (100%)

26.	Metal Management Pittsburgh, Inc.	Metal Management S&A Holdings, Inc. (100%)

27.	Metal Management West, Inc.	Metal Management West Coast Holdings, Inc. (100%)

28.	New York Recycling Ventures, Inc.	Metal Management Northeast, Inc. (100%)

29.	Proler Southwest LP	Metal Management Proler Southwest, Inc. (99%) (LP) Proler Southwest GP, Inc. (1%) (GP)

30.	Reserve Iron & Metal Limited Partnership	Metal Management, Inc. (75%) (LP) Metal Management Ohio, Inc. (25%) (GP)

31.	Metal Dynamics LLC	MM Metal Dynamics Holdings, Inc. (100%)

32.	Metal Dynamics Detroit LLC	Metal Dynamics LLC (100%)

33.	Metal Dynamics Indianapolis LLC	Metal Dynamics LLC (100%)

SCHEDULE 10.02
LENDER’S OFFICE;
CERTAIN ADDRESSES FOR NOTICES
COMPANY
and DESIGNATED BORROWERS:
Sims Group USA Holdings Corporation
110 5th Avenue, Suite 700
New York, New York 10011

Attention:	Myles Partridge
EVP and CFO
Telephone:	(212) 500-7507
Telecopier:	(212) 604-0722
Electronic Mail:	mpartridge@us.sims-group.com
Website Address:	www.sims-group.com

U.S. Taxpayer Identification Number(s):
Sims Group USA Holdings Corporation	20-3622384
Sims Group Global Trade Corporation	20-8474694
HNE Recycling LLC	42-1682531
HNW Recycling LLC	20-2880190
SimsMetal East LLC	20-8484120
SimsMetal West LLC	20-8484184
Sims Group USA Corporation	94-3053218
Metal Management, Inc.	94-2835068
MM Metal Dynamics Holdings, Inc.	20-8828154
Metal Management Midwest, Inc.	36-2582686
Metal Management Ohio, Inc.	34-0901723
Metal Management S&A Holdings, Inc.	25-1619177
Metal Management West Coast Holdings, Inc.	36-4325792
Metal Management Proler Southwest, Inc.	35-2265134
Proler Southwest GP, Inc.	20-3916027
Naporano Iron & Metal, Inc.	36-4325790
Metal Management Northeast, Inc.	22-1449923
Metal Management New Haven, Inc.	36-4345073
CIM Trucking, Inc.	36-4035047
Metal Management Alabama, Inc.	36-4218674
Metal Management Arizona, L.L.C.	86-0819529
Metal Management Connecticut, Inc.	06-1516622
Metal Management Indiana, Inc.	36-3197180
Metal Management Memphis, L.L.C.	62-1600547
Metal Management Mississippi, Inc.	76-0570379
Metal Management Pittsburgh, Inc.	36-4235943
Metal Management West, Inc.	84-0888787
New York Recycling Ventures, Inc.	20-5968735
Proler Southwest LP	36-4169987
Reserve Iron & Metal Limited Partnership	34-1658201
Metal Dynamics LLC	74-3161971
Metal Dynamics Detroit LLC	20-8827974
Metal Dynamics Indianapolis LLC	20-8828030
LENDER:
Lender’s Office
(for payments and Requests for Credit Extensions):

Bank of America, N.A.
2001 Clayton Rd
CA4-702-02-25
Concord, CA 94520

Attention:	Chris P Potter
Telephone:	(925) 675-8027
Telecopier:	(888) 969-2419
Electronic Mail:	chris.p.potter@bankofamerica.com

Lender’s Domestic Wire Instructions
Bank Name:	Bank of America NA NY NY
ABA/Routing No.:	026009593
Account Name:	Credit Services West
Account No.:	3750836479
Attention:	Chris P Potter
Reference:	Sims Group USA Holdings Corporation

Lender’s Foreign Wire Instructions
Currency:	Australian Dollars (AUD)
Bank Name:	Bank of America Sydney
Swift/Routing No.:	BOFAAUSX
Account Name:	Grand Cayman Unit #1207
Account No.:	96272016
Attention:	Grand Cayman Unit #1207
Reference:	Sims Group USA Holdings Corporation

Lender’s Foreign Wire Instructions
Currency:	Euro Currency (EUR)
Bank Name:	Bank of America London
Swift/Routing No.:	BOFAGB22
Account Name:	Grand Cayman Unit #1207
Account No.:	96272019
Attention:	Grand Cayman Unit #1207
Reference:	Sims Group USA Holdings Corporation

Lender’s Foreign Wire Instructions
Currency:	British Pounds Sterling (GBP)
Bank Name:	Bank of America London
Swift/Routing No.:	BOFAGB22
Account Name:	Grand Cayman Unit #1207
Account No.:	96272027
FFC Account Name:	Sort Code 16-50-50
Attention:	Grand Cayman Unit #1207
Reference:	Sims Group USA Holdings Corporation

Lender’s Foreign Wire Instructions
Currency:	Japanese Yen (JPY)
Bank Name:	Bank of America Tokyo
Swift/Routing No.:	BOFAJPJX
Account Name:	Grand Cayman Unit #1207
Account No.:	96272011
Attention:	Grand Cayman Unit #1207
Reference:	Sims Group USA Holdings Corporation
Other Notices as Lender:
Bank of America, N.A.
Commercial Banking

Mail Code: WA1-501-36-06
800 Fifth Avenue, Floor 36
Seattle, WA 98104

Attention:	Timothy G. Holsapple
Senior Vice President
Telephone:	(206) 358-3130
Facsimile:	(206) 358-3971
Electronic Mail:	tim.holsapple@bankamerica.com

ANNEX 1
DESIGNATED BORROWER
REQUEST AND ASSUMPTION AGREEMENT
Date: March __, 2008
To:      Bank of America, N.A.
Ladies and Gentlemen:
     This Designated Borrower Request and Assumption Agreement is made and delivered pursuant to Section 2.12 of that certain Credit Agreement, dated as of September 12, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Sims Group USA Holdings Corporation, a Delaware corporation, formerly known as Sims Hugo Neu Corporation (the “Company”), the Designated Borrowers from time to time party thereto, and Bank of America, N.A. (the “Lender”), and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Designated Borrower Request and Assumption Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
     Each of Metal Management, Inc., a Delaware corporation (“Metal Management”), MM Metal Dynamics Holdings, Inc., a Delaware corporation (“MM Dynamics”), Metal Management Midwest, Inc., an Illinois corporation (“MM Midwest”), Metal Management Ohio, Inc., an Ohio corporation (“MM Ohio”), Metal Management S&A Holdings, Inc., a Delaware corporation (“MM S&A”), Metal Management West Coast Holdings, Inc., a Delaware corporation (“MM West Coast”), Metal Management Proler Southwest, Inc., a Delaware corporation (“MM Proler Southwest”), Proler Southwest GP, Inc., a Delaware corporation (“MM Southwest GP”), Naporano Iron & Metal, Inc., a Delaware corporation (“Naporano”), Metal Management Northeast, Inc., a New Jersey corporation (“MM Northeast”), and Metal Management New Haven, Inc., a Delaware corporation (“MM New Haven”), CIM Trucking, Inc., an Illinois corporation (“CIM”), Metal Management Alabama, Inc., a Delaware corporation (“MM Alabama”), Metal Management Arizona, L.L.C., an Arizona limited liability company (“MM Arizona”), Metal Management Connecticut, Inc., a Delaware corporation (“MM Connecticut”), Metal Management Indiana, Inc., an Illinois corporation (“MM Indiana”), Metal Management Memphis, L.L.C., a Tennessee limited liability company (“MM Memphis”), Metal Management Mississippi, Inc., a Delaware corporation (“MM Mississippi”), Metal Management Pittsburgh, Inc., a Delaware corporation (“MM Pittsburgh”), Metal Management West, Inc., a Colorado corporation (“MM West”), New York Recycling Ventures, Inc., a Delaware corporation (“NY Recycling”), Proler Southwest LP, a Texas limited partnership (“Proler Southwest”), Reserve Iron & Metal Limited Partnership, a Delaware limited partnership (“Reserve”), Metal Dynamics LLC, a Delaware limited liability company (“Metal Dynamics”), Metal Dynamics Detroit LLC, a Delaware limited liability company (“MD Detroit”), Metal Dynamics Indianapolis LLC, a Delaware limited liability company (“MD Indianapolis” and together with the Company, Global Trade, HNE Recycling, HNW Recycling, SHN East, SHN West, Sims USA, Metal Management, MM Dynamics, MM Midwest, MM Ohio, MM S&A, MM West Coast, MM Proler Southwest, MM Southwest GP, Naporano, MM Northeast, MM New Haven, CIM, MM Alabama, MM Arizona, MM Connecticut, MM Indiana, MM Memphis, MM Mississippi, MM Pittsburgh, MM West, NY Recycling, Proler Southwest, Reserve, Metal Dynamics and MD Detroit, collectively, the “Designated Borrowers” individually, a “Designated Borrower”), and the Company hereby confirms, represents and warrants to the Lender that each Designated Borrower is a Domestic Affiliate.
     The documents required to be delivered to the Lender under Section 2.12 of the Credit Agreement will be furnished to the Lender in accordance with the requirements of the Credit Agreement.
     The true and correct U.S. taxpayer identification number of each Designated Subsidiary is as follows:

Designated Borrower	U.S. taxpayer identification number
Metal Management, Inc.	94-2835068
MM Metal Dynamics Holdings, Inc.	20-8828154
Metal Management Midwest, Inc.	36-2582686
Metal Management Ohio, Inc.	34-0901723

Designated Borrower	U.S. taxpayer identification number
Metal Management S&A Holdings, Inc.	25-1619177
Metal Management West Coast Holdings, Inc.	36-4325792
Metal Management Proler Southwest, Inc.	35-2265134
Proler Southwest GP, Inc.	20-3916027
Naporano Iron & Metal, Inc.	36-4325790
Metal Management Northeast, Inc.	22-1449923
Metal Management New Haven, Inc.	36-4345073
CIM Trucking, Inc.	36-4035047
Metal Management Alabama, Inc.	36-4218674
Metal Management Arizona, L.L.C.	86-0819529
Metal Management Connecticut, Inc.	06-1516622
Metal Management Indiana, Inc.	36-3197180
Metal Management Memphis, L.L.C.	62-1600547
Metal Management Mississippi, Inc.	76-0570379
Metal Management Pittsburgh, Inc.	36-4235943
Metal Management West, Inc.	84-0888787
New York Recycling Ventures, Inc.	20-5968735
Proler Southwest LP	36-4169987
Reserve Iron & Metal Limited Partnership	34-1658201
Metal Dynamics LLC	74-3161971
Metal Dynamics Detroit LLC	20-8827974
Metal Dynamics Indianapolis LLC	20-8828030
     The parties hereto hereby confirm that with effect from the date hereof, each Designated Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement identical to those which such Designated Borrower would have had if such Designated Borrower had been an original party to the Credit Agreement as a Borrower. Each Designated Borrower confirms its acceptance of, and consents to, all representations and warranties, covenants, and other terms and provisions of the Credit Agreement.
     The parties hereto hereby request that each Designated Borrower be entitled to receive Loans under the Credit Agreement, and understand, acknowledge and agree that neither any Designated Borrower nor the Company on its behalf shall have any right to request any Loans for its account unless and until the date five Business Days after the effective date designated by the Lender in a Designated Borrower Notice delivered to the Company pursuant to Section 2.12 of the Credit Agreement.
     This Designated Borrower Request and Assumption Agreement shall constitute a Loan Document under the Credit Agreement.
     THIS DESIGNATED BORROWER REQUEST AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Designated Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

METAL MANAGEMENT, INC.

By:

Name:

Title:

MM METAL DYNAMICS HOLDINGS, INC.

By:

Name:

Title:

METAL MANAGEMENT MIDWEST, INC.

By:

Name:

Title:

METAL MANAGEMENT OHIO, INC.

By:

Name:

Title:

METAL MANAGEMENT S&A HOLDINGS, INC.

By:

Name:

Title:

METAL MANAGEMENT WEST COAST HOLDINGS, INC.

By:

Name:

Title:

METAL MANAGEMENT PROLER SOUTHWEST, INC.

By:

Name:

Title:

PROLER SOUTHWEST GP, INC.

By:

Name:

Title:

NAPORANO IRON & METAL, INC.

By:

Name:

Title:

METAL MANAGEMENT NORTHEAST, INC.

By:

Name:

Title:

METAL MANAGEMENT NEW HAVEN, INC.

By:

Name:

Title:

CIM TRUCKING, INC.

By:

Name:

Title:

METAL MANAGEMENT ALABAMA, INC.

By:

Name:

Title:

METAL MANAGEMENT ARIZONA, L.L.C.

By:

Name:

Title:

METAL MANAGEMENT CONNECTICUT, INC.

By:

Name:

Title:

METAL MANAGEMENT INDIANA, INC.

By:

Name:

Title:

METAL MANAGEMENT MEMPHIS, L.L.C.

By:

Name:

Title:

METAL MANAGEMENT MISSISSIPPI, INC.

By:

Name:

Title:

METAL MANAGEMENT PITTSBURGH, INC.

By:

Name:

Title:

METAL MANAGEMENT WEST, INC.

By:

Name:

Title:

NEW YORK RECYCLING VENTURES, INC.

By:

Name:

Title:

PROLER SOUTHWEST LP

By:

Name:

Title:

RESERVE IRON & METAL LIMITED PARTNERSHIP

By:

Name:

Title:

METAL DYNAMICS LLC

By:

Name:

Title:

METAL DYNAMICS DETROIT LLC

By:

Name:

Title:

METAL DYNAMICS INDIANAPOLIS LLC

By:

Name:

Title:

SIMS GROUP USA HOLDINGS CORPORATION, formerly known as Sims Hugo Neu Corporation

By:

Name:

Title:

ANNEX 2
DESIGNATED BORROWER NOTICE
Date: March __, 2008

To:	Sims Group USA Holdings Corporation, formerly known as Sims Hugo Neu Corporation
Ladies and Gentlemen:
     This Designated Borrower Notice is made and delivered pursuant to Section 2.12 of that certain Credit Agreement, dated as of September 12, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Sims Hugo Neu Corporation, a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, and Bank of America, N.A. (the “Lender”), and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Designated Borrower Notice and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
     The Lender hereby notifies Company that effective as of the date hereof, each of Metal Management, Inc., a Delaware corporation, MM Metal Dynamics Holdings, Inc., a Delaware corporation, Metal Management Midwest, Inc., an Illinois corporation, Metal Management Ohio, Inc., an Ohio corporation, Metal Management S&A Holdings, Inc., a Delaware corporation, Metal Management West Coast Holdings, Inc., a Delaware corporation, Metal Management Proler Southwest, Inc., a Delaware corporation, Proler Southwest GP, Inc., a Delaware corporation, Naporano Iron & Metal, Inc., a Delaware corporation, Metal Management Northeast, Inc., a New Jersey corporation, Metal Management New Haven, Inc., a Delaware corporation, CIM Trucking, Inc., an Illinois corporation, Metal Management Alabama, Inc., a Delaware corporation, Metal Management Arizona, L.L.C., an Arizona limited liability company, Metal Management Connecticut, Inc., a Delaware corporation, Metal Management Indiana, Inc., an Illinois corporation, Metal Management Memphis, L.L.C., a Tennessee limited liability company, Metal Management Mississippi, Inc., a Delaware corporation, Metal Management Pittsburgh, Inc., a Delaware corporation, Metal Management West, Inc., a Colorado corporation, New York Recycling Ventures, Inc., a Delaware corporation, Proler Southwest LP, a Texas limited partnership, Reserve Iron & Metal Limited Partnership, a Delaware limited partnership, Metal Dynamics LLC, a Delaware limited liability company, Metal Dynamics Detroit LLC, a Delaware limited liability company, and Metal Dynamics Indianapolis LLC, a Delaware limited liability company, shall be a Designated Borrower and may receive Loans for its account on the terms and conditions set forth in the Credit Agreement.
[Remainder of page intentionally left blank]

     This Designated Borrower Notice shall constitute a Loan Document under the Credit Agreement.

BANK OF AMERICA, N.A.

By:
Name:
Title:

ANNEX 3
FORM OF AMENDED AND RESTATED NOTE

$200,000,000	March ___, 2008
     FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to Bank of America, N.A., a national banking association, or assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of September 12, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Sims Group USA Holdings Corporation, a Delaware corporation, formerly known as Sims Hugo Neu Corporation, the Designated Borrowers from time to time party thereto, and the Lender.
     This Note amends, restates and replaces in its entirety that certain Note dated September 12, 2006 in the amount of $75,000,000 made by the Borrower in favor of Lender (the “Prior Note”). The Loans evidenced by the Prior Note have not been repaid, satisfied or discharged and nothing herein shall constitute a repayment, satisfaction or discharge of such Loans.
     The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Lender in the currency in which such Loan was denominated and in Same Day Funds at the Lending Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
     This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.
     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
[Remainder of page intentionally left blank]

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[BORROWER / APPLICABLE DESIGNATED BORROWER]

By:
Name:
Title:

ANNEX 4
FORM OF NOTE

$200,000,000	March ___, 2008
     FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to Bank of America, N.A., a national banking association, or assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of September 12, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Sims Group USA Holdings Corporation, a Delaware corporation, formerly known as Sims Hugo Neu Corporation, the Designated Borrowers from time to time party thereto, and the Lender.
     The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Lender in the currency in which such Loan was denominated and in Same Day Funds at the Lending Office for such currency. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
     This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount, currency and maturity of its Loans and payments with respect thereto.
     The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.
[Remainder of page intentionally left blank]

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[APPLICABLE DESIGNATED BORROWER]

By:

Name:

Title:

ANNEX 5
CONSENT OF GUARANTOR
     This CONSENT OF GUARANTOR (this “Consent”) is entered into as of March ___, 2008, by SIMS GROUP LIMITED, a corporation registered in the State of Victoria, Commonwealth of Australia (the “Guarantor”), to and in favor of BANK OF AMERICA, N.A., a national banking association (the “Lender”).
RECITALS
     A. Sims Group USA Holdings Corporation, a Delaware corporation, formerly known as Sims Hugo Neu Corporation (the “Company”), Sims Group Global Trade Corporation, a Delaware corporation, successor by merger to Sims Hugo Neu Global Trade LLC (“Global Trade”), HNE Recycling LLC, a Delaware limited liability company (“HNE Recycling”), HNW Recycling LLC, a Delaware limited liability company (“HNW Recycling”), SimsMetal East LLC, a Delaware limited liability company, successor to Sims Hugo Neu East (General Partnership), a New York general partnership (“SHN East”), SimsMetal West LLC, a Delaware limited liability company, successor to Sims Hugo Neu West (General Partnership), a California general partnership (“SHN West”), Sims Group USA Corporation, a Delaware corporation (“Sims USA”), Metal Management, Inc., a Delaware corporation (“Metal Management”), MM Metal Dynamics Holdings, Inc., a Delaware corporation (“MM Dynamics”), Metal Management Midwest, Inc., an Illinois corporation (“MM Midwest”), Metal Management Ohio, Inc., an Ohio corporation (“MM Ohio”), Metal Management S&A Holdings, Inc., a Delaware corporation (“MM S&A”), Metal Management West Coast Holdings, Inc., a Delaware corporation (“MM West Coast”), Metal Management Proler Southwest, Inc., a Delaware corporation (“MM Proler Southwest”), Proler Southwest GP, Inc., a Delaware corporation (“MM Southwest GP”), Naporano Iron & Metal, Inc., a Delaware corporation (“Naporano”), Metal Management Northeast, Inc., a New Jersey corporation (“MM Northeast”), and Metal Management New Haven, Inc., a Delaware corporation (“MM New Haven”), CIM Trucking, Inc., an Illinois corporation (“CIM”), Metal Management Alabama, Inc., a Delaware corporation (“MM Alabama”), Metal Management Arizona, L.L.C., an Arizona limited liability company (“MM Arizona”), Metal Management Connecticut, Inc., a Delaware corporation (“MM Connecticut”), Metal Management Indiana, Inc., an Illinois corporation (“MM Indiana”), Metal Management Memphis, L.L.C., a Tennessee limited liability company (“MM Memphis”), Metal Management Mississippi, Inc., a Delaware corporation (“MM Mississippi”), Metal Management Pittsburgh, Inc., a Delaware corporation (“MM Pittsburgh”), Metal Management West, Inc., a Colorado corporation (“MM West”), New York Recycling Ventures, Inc., a Delaware corporation (“NY Recycling”), Proler Southwest LP, a Texas limited partnership (“Proler Southwest”), Reserve Iron & Metal Limited Partnership, a Delaware limited partnership (“Reserve”), Metal Dynamics LLC, a Delaware limited liability company (“Metal Dynamics”), Metal Dynamics Detroit LLC, a Delaware limited liability company (“MD Detroit”), Metal Dynamics Indianapolis LLC, a Delaware limited liability company (“MD Indianapolis” and together with the Company, Global Trade, HNE Recycling, HNW Recycling, SHN East, SHN West, Sims USA, Metal Management, MM Dynamics, MM Midwest, MM Ohio, MM S&A, MM West Coast, MM Proler Southwest, MM Southwest GP, Naporano, MM Northeast, MM New Haven, CIM, MM Alabama, MM Arizona, MM Connecticut, MM Indiana, MM Memphis, MM Mississippi, MM Pittsburgh, MM West, NY Recycling, Proler Southwest, Reserve, Metal Dynamics and MD Detroit, collectively, the “Borrowers” individually, a “Borrower”), and the Lender are each a party to that certain Credit Agreement dated as of September 12, 2006, as amended by that certain Amendment to Credit Agreement dated as of October 4, 2006 and by that certain Second Amendment to Credit Agreement dated as of December 31, 2007 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined).
     B. In connection with and as a condition to the obligation of the Lender to make its initial Credit Extension under the Credit Agreement, the Guarantor entered into that certain Deed Poll of Continuing Guaranty dated as of September 12, 2006 (as amended, restated, extended, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which the Guarantor guaranteed, among other things, the payment and performance of the debts, liabilities, obligations, covenants and duties of, the Borrowers to the Lender arising under the Credit Agreement and the other Loan Documents to which any Borrower is a party.
     C. The Borrowers and the Lender intend to enter into that certain Third Amendment to Credit

Agreement dated as of March 14, 2008 (the “Amendment”), pursuant to which, among other things, the Lender will agree to increase the amount of the Commitment from $75,000,000 to $200,000,000.
     D. It is a condition precedent to the effectiveness of the Amendment that the Guarantor enter into this Consent.
     NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration receipt of which is hereby acknowledged, the Guarantor agrees as follows:
AGREEMENT
     1. Definitions. Capitalized terms not otherwise defined in this Consent shall have the meanings given in the Guaranty, and if not defined therein shall have the meanings given in the Credit Agreement.
     2. Consent. The Guarantor hereby acknowledges that it has received a copy of the Amendment (including Annex 1 and Annex 2 thereto) and the Credit Agreement and hereby consents to their contents, including all prior and current amendments to the Credit Agreement (notwithstanding that such consent is not required). Without limiting the foregoing, the Guarantor hereby expressly contents to the increase in the amount of the Commitment from $75,000,000 to $200,000,000.
     3. Ratification and Confirmation. The Guarantor hereby ratifies and confirms each of its debts, liabilities, obligations, covenants and duties to the Lender arising under the Guaranty. The Guarantor hereby confirms and agrees that its guarantee of the payment and performance of the Guaranteed Obligations (as defined in the Guaranty) remains in full force and effect. Without limiting the foregoing, the Guarantor hereby expressly confirms and agrees that its guarantee of the payment and performance of the Guaranteed Obligations includes the payment and performance of the Guaranteed Obligations after giving effect to the increase in the amount of the Commitment from $75,000,000 to $200,000,000.
     4. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender that each of the representations and warranties set forth in Article IV of the Guaranty is true and correct as if made on and as of the date of this Consent.
     5. Governing Law. THIS CONSENT IS GOVERNED BY THE LAW IN FORCE IN NEW SOUTH WALES, AUSTRALIA.
     6. Effectiveness. This Consent shall become effective when the Lender shall have received a copy of this Consent that bears the signatures of the Guarantor. Delivery of an executed signature page of this Consent by telecopy shall be effective as delivery of a manually executed signature page of this Consent.
     7. Consideration. The Guarantor acknowledges that the Lender is acting in reliance on the Guarantor incurring obligations and giving rights under this Consent.
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THIS CONSENT IS EXECUTED AND UNCONDITIONALLY DELIVERED AS A DEED POLL FOR THE BENEFIT OF BANK OF AMERICA, N.A. (INCLUDING ITS PERMITTED SUCCESSORS AND ASSIGNS) AND IS GOVERNED BY THE LAWS OF THE STATE OF NEW SOUTH WALES.

EXECUTED by SIMS GROUP LIMITED in	)
accordance with section 127(1) of	)
the Corporations Act 2001 (Cwlth) by	)
authority of its directors:	)
)
)
)

Signature of director	)	Signature of director/company secretary*
	)	*delete whichever is not applicable
)
)
)

Signature of director (block letters)		Name of director/company secretary* (block letters)
*delete whichever is not applicable